Supplement to the May 1, 2009 Prospectus, as supplemented,
                      for the following products:
                            Symetra Complete
                        Symetra Complete Advisor

                     Supplement dated March 8, 2010


Symetra Life Insurance Company will be making changes to the investment options offered to existing policy Owners under the Complete and Complete Advisor
contracts.    Effective March 19, 2010, the Franklin Zero Coupon 2010 Fund -
Class 1 shares will be closed to new investors.   If you are invested in the
Portfolio on March 19, 2010, and remain continuously invested thereafter, you will still be allowed to contribute to the Portfolio.